UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549


                                         FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                    INVESTMENT COMPANIES

Investment Company Act file number 811-4748

                        DREYFUS PREMIER FIXED INCOME FUNDS
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year    October, 31st
end:

Date of reporting      April 30, 2003
period:




                                         FORM N-CSR


ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus Premier

      Core Bond Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            19   Statement of Financial Futures

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Changes in Net Assets

                            24   Financial Highlights

                            28   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                 Core Bond Fund





LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Core Bond Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Core Bond Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund's Class A shares achieved a total return of 7.52% and distributed aggregate income dividends of $0.3355 per share, Class B shares achieved a total return of 7.29% and distributed aggregate income dividends of $0.3054 per share, Class C shares achieved a total return of 7.18% and distributed aggregate income dividends of $0.2871 per share and Class R shares achieved a total return of 7.67% and distributed aggregate income dividends of $0.3655 per share.(1) On April 1, 2003, the Lehman Brothers Aggregate Bond Index (the "Index") became the fund's benchmark index. For the six-month period ended April 30, 2003, the Index achieved a total return of 4.31%.(2) The Merrill Lynch U.S. Domestic Master Index, the fund' s benchmark index prior to April 1, 2003, achieved a total return of 4.32% for the same period.(3)

We attribute the fund's strong absolute and relative performance to its sector allocation and security selection strategies, which positioned the fund to benefit from a sustained rally in the corporate bond market. The fund also received positive contributions to performance from its holdings of Treasury Inflation Protected Securities (TIPS), which we believed represented attractive values relative to nominal Treasury securities during the reporting period.

What is the fund's investment approach?

The fund seeks to maximize total return through capital appreciation and current income. At least 80% of the fund must be invested in bonds, which include U.S. Treasury securities, U.S. government agency securities, corporate bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The fund may invest up to 35% of its assets in bonds of
below-investment-grade    credit    quality,     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

also  known  as  high-yield  securities.  However, the fund seeks to maintain an
overall    portfolio    credit    quality    of    investment   grade   (BBB)

Our investment approach emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the fund' s average duration to keep cash available for the purchase of higher-yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness under
prevailing    and    expected    economic    conditions.

* SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of the issuer.

What other factors influenced the fund's performance?

The fund was primarily affected by renewed strength in the corporate bond market during the reporting period. When the reporting period began, corporate bonds had just begun to recover from a period of pronounced weakness. In November 2002, corporate securities recorded their highest returns relative to Treasury securities in several years. As investors began to look forward to potentially stronger economic growth in 2003, they increasingly turned their attention to
corporate    bonds.

Although more robust growth failed to materialize in the opening months of 2003, corporate bonds continued to gain value. Investors increasingly rewarded corporations for strengthening their balance sheets and reducing expenses. As a result, the difference in yields, or "spreads," between corporate bonds and U.S. Treasury securities continued to narrow, producing attractive levels of price appreciation.

At the same time, many homeowners found that they could significantly reduce their borrowing costs by refinancing their mortgages at lower rates, and the reporting period saw a surge in refinancing activity. This was evident in the refinancing index, which rose to a new high in March 2003. Because refinancing activity effectively returns principal to existing bondholders, this surge hindered returns from most mort gage-backed securities. However, the fund benefited from its emphasis on commercial mortgage-backed securities, which generally are not subject to prepayments and ranked among the top-performing sectors of the fixed-income marketplace.

In corporate bonds, the fund focused on issuers in the process of de-leveraging their balance sheets, including several in the telecommunications, automobile and cable television groups. Many companies in these areas have made efforts to improve their financial conditions and maintain their investment-grade ratings. We generally devoted a lower percentage of the fund's assets to U.S. government agency debentures than the Index did, because we were concerned that current regulatory scrutiny may affect some agencies adversely. Finally, we allocated a relatively large portion of the fund's assets to Treasury Inflation Protected
Securities (TIPS) , which we believed represented attractive values in the prevailing low-inflation environment.

What is the fund's current strategy?

We remain optimistic regarding the prospects for corporate bonds, and we have maintained our emphasis on issuers that are successfully de-leveraging their balance sheets. In addition, we have maintained the fund's weighted average duration in a range that is close to that of the Index. This neutral position is designed to place greater emphasis on our sector allocation and security selection strategies and less on the potential impact of interest-rate changes.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH U.S. DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.



                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                                 Principal
BONDS AND NOTES--98.0%                                                                           Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES--.3%

America West Airlines Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1997-1, Cl. C, 7.53%, 2004                                                            1,704,447                1,511,054

Continental Airlines,

   Pass-Through Ctfs., Ser. 1998-1, Cl. A, 6.648%, 2017                                       2,396,573                2,048,279

USAir,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                        1,435,843  (b)             287,169

                                                                                                                       3,846,502

ASSET-BACKED CTFS./CREDIT CARDS--.9%

MBNA Master Credit Card Note Trust,

   Ser. 2002, Cl. C1, 6.8%, 2014                                                             11,322,000               11,857,644

ASSET-BACKED CTFS./EQUIPMENT--.2%

Fidelity Equpiment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                           1,531,851  (c)           1,560,496

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 1.945%, 2015                                                          1,714,019  (c,d)           994,131

                                                                                                                       2,554,627

ASSET-BACKED CTFS./HOME EQUITY LOANS--1.2%

Conseco Finance Securitizations:

   Ser. 2000-B, Cl. AF5, 8.15%, 2031                                                          1,750,000                1,888,689

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           9,000,000                9,850,320

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              960,080                  971,371

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                          1,822,175                1,889,271

                                                                                                                      14,599,651

AUTO MANUFACTURING--.8%

Ford Motor Credit,

   Global Landmark Securities, 7.45%, 2031                                                    7,050,000                6,291,829

GMAC,

   Bonds, 8%, 2031                                                                            3,605,000                3,765,527

                                                                                                                      10,057,356

BANKING--1.3%

Bayer Hypo-und Vereinsbank,

   Notes, 8.741%, 2031                                                                        5,180,000  (c)           4,892,619

City National,

   Notes, 5.125%, 2013                                                                        2,750,000  (c)           2,765,766

Sovereign Bancorp,

   Sr. Notes, 10.5%, 2006                                                                     6,968,000                8,466,120

                                                                                                                      16,124,505


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BEVERAGES--.4%

Diageo Capital,

   Bonds, 4.85%, 2018                                                                         4,361,000                4,381,758

CABLE & MEDIA--3.8%

America Online,

   Conv. Sub. Notes, 0%, 2019                                                                15,411,000                9,285,129

Charter Communications Holdings/Capital,

   Sr. Discount Notes, 0/11.75%, 2011                                                         1,262,000  (e)             574,210

Clear Channel Communications,

   Notes, 4.25%, 2009                                                                         5,875,000                5,909,721

Comcast,

   Bonds, 7.05%, 2033                                                                         4,224,000                4,600,316

Cox Communications,

   Notes, 6.75%, 2011                                                                         6,523,000  (f)           7,429,925

Liberty Media:

   Notes, 5.7%, 2013                                                                          2,465,000                2,455,830

   Sr. Notes, 7.875%, 2009                                                                    4,775,000  (f)           5,475,344

TCI Communication Financing III,

   Gtd. Capital Securities, 9.65%, 2027                                                       5,942,000                6,617,944

USA Interactive,

   Notes, 7%, 2013                                                                            4,888,000  (f)           5,380,305

                                                                                                                      47,728,724

CHEMICALS--.2%

Avecia,

   Gtd. Sr. Notes, 11%, 2009                                                                  3,194,000  (f)           2,922,510

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                                111,000  (f)             114,885

                                                                                                                       3,037,395

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--7.4%

1211 Finance,

   Ser. 2000-1211, Cl. A, 7.745%, 2035                                                        9,700,000  (c)          11,554,207

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         6,118,412                6,380,157

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                           8,917,000               10,034,638

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       8,500,000  (c)           9,444,886

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.173%, 2016                                                        7,338,063  (c,d)         7,907,056

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          4,386,903                4,860,414

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                       14,229,444  (c)          15,060,977

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. C, 6.733%, 2016                                                        9,872,000  (c)          10,454,024

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          4,750,000                5,292,292

Trizechahn Office Properties Trust,

   Ser. 2001-TZHA, Cl. A2, 6.093%, 2016                                                      12,043,000  (c)          13,061,018

                                                                                                                      94,049,669

COMMERCIAL SERVICES--.5%

Cendant,

   Notes, 6.25%, 2010                                                                         6,320,000  (f)           6,705,457

CONGLOMERATES--1.2%

General Electric,

   Notes, 5%, 2013                                                                            6,472,000                6,702,203

Tyco International:

   Conv. Sr. Notes, Ser. A, 2.75%, 2018                                                       2,515,000  (c)           2,562,156

   Gtd. Notes, 5.8%, 2006                                                                     5,413,000                5,358,870

                                                                                                                      14,623,229

ELECTRIC UTILITIES--3.0%

American Electric Power:

   Sr. Notes, Ser. A, 6.125%, 2006                                                              500,000                  540,450

   Sr. Notes, Ser. C, 5.375%, 2010                                                            4,505,000                4,705,202

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                    3,517,000  (f)           3,675,265

Calpine,

   Sr. Notes, 7.625%, 2006                                                                      864,000                  673,920

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                 2,854,000  (f)           2,119,095

CenterPoint Energy Houston,

   Notes, 5.7%, 2013                                                                          6,845,000  (c)           7,310,200

Duke Energy,

   First Mortgage, 3.75%, 2008                                                                3,594,000  (c)           3,634,986

Public Service Colorado,

   First Mortgage, 4.875%, 2013                                                               5,963,000  (c)           6,027,949

TXU Energy,

   Notes, 7%, 2013                                                                            4,219,000  (c)           4,668,948

Virginia Electric & Power,

   Sr. Notes, 4.75%, 2013                                                                     4,912,000  (f)           4,985,493

                                                                                                                      38,341,508


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS--.0%

PerkinElmer,

   Sr. Sub. Notes, 8.875%, 2013                                                                 413,000  (c)             447,073

FINANCIAL--1.0%

Capital One Financial,

   Notes, 7.25%, 2003                                                                         3,303,000                3,374,487

Farmers Exchange Capital,

   Trust Surplus Note Securities,
   7.05%, 2028                                                                                5,390,000  (c)           4,186,198

General Electric Capital,

   Medium-Term Notes,
   Ser. A, 6.75%, 2032                                                                        3,176,000                3,687,844

Goldman Sachs,

   Notes, 6.125%, 2033                                                                        1,866,000                1,936,404

                                                                                                                      13,184,933

FOOD-PROCESSING--.1%

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                     1,422,000                  917,190

FOREIGN/GOVERNMENTAL--7.7%

Federative Republic of Brazil,

   Notes, 10%, 2007                                                                           8,900,000                8,917,800

Housing Finance,

   Bonds, 2.7%, 2020                                                   ISK                1,047,000,000  (g)          12,733,222

Quebec Province,

   Deb., 3.3%, 2013                                                    CAD                   17,995,000  (h)          12,939,468

Republic of Argentina,

   Deb., 11.25%, 2004                                                                               400  (b)                  94

Republic of Costa Rica,

   Notes, 8.05%, 2013                                                                        10,000,000  (c)          10,375,000

United Mexican States,

   Notes, 7.5%, 2033                                                                         50,795,000               53,080,775

                                                                                                                      98,046,359

GAMING & LODGING--.1%

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                  986,000                  921,910

HEALTH CARE--.2%

HCA,

   Notes, 6.25%, 2013                                                                         2,899,000  (f)           2,998,241

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION/DATA--.6%

IBM,

   Sr. Notes, 4.75%, 2012                                                                     7,660,000  (f)           7,900,501

MEDICAL SERVICES--.4%

Manor Care,

   Notes, 6.25%, 2013                                                                         4,985,000  (c)           5,078,469

MINING & METALS--.9%

Alcoa,

   Notes, 6%, 2012                                                                            5,611,000  (f)           6,195,778

Placer Dome,

   Debs., 8.5%, Ser. B, 2045                                                                  3,975,000                4,628,053

                                                                                                                      10,823,831

OIL & GAS--1.5%

Coastal,

   Sr. Deb., 6.5%, 2008                                                                       5,057,000  (f)           4,374,305

Nuevo Energy,

   Sr. Sub. Notes, Ser. B, 9.375%, 2010                                                       3,393,000                3,613,545

Petro-Canada,

   Deb., 7%, 2028                                                                             4,160,000                4,671,634

Premcor Refining,

   Sr. Notes, 9.5%, 2013                                                                        848,000  (c,f)           949,760

Williams Cos.:

   Notes, 6.5%, 2006                                                                            847,000  (f)             817,355

   Putable Term Asset Sec.

      Notes, Ser. A, 6.75%, 2017                                                              2,530,000  (f)           2,454,100

Williams Holdings of Delaware,

   Notes, 6.5%, 2008                                                                          2,117,000                1,979,395

                                                                                                                      18,860,094

PAPER & FOREST PRODUCTS--.7%

Rock-Tenn,

   Bonds, 5.625%, 2013                                                                        2,820,000                2,860,208

Weyerhaeuser,

   Notes, 6.75%, 2012                                                                         5,450,000                6,115,750

                                                                                                                       8,975,958

PROPERTY-CASUALTY INSURANCE--1.4%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                        5,073,000                6,252,736

Liberty Mutual Insurance,

   Surplus Notes, 8.5%, 2025                                                                  2,500,000  (c)           2,114,933


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY-CASUALTY INSURANCE (CONTINUED)

Markel,

   Notes, 6.8%, 2013                                                                          3,925,000                3,950,049

Metlife,

   Sr. Notes, 5.375%, 2012                                                                    4,615,000  (f)           4,850,254

                                                                                                                      17,167,972

REAL ESTATE INVESTMENT TRUSTS--.8%

HRPT Properties Trust,

   Bonds, 6.4%, 2015                                                                          4,640,000                4,887,915

Health Care REIT,

   Notes, 8%, 2012                                                                            5,308,000                5,452,627

                                                                                                                      10,340,542

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--3.1%

Bank of America Mortgage Securities I:

   Ser. 1999-6, Cl. B4, 6.25%, 2014                                                             494,194  (c)             515,257

   Ser. 1999-10, Cl. B4, 6.5%, 2014                                                             251,145  (c)             262,298

   Ser. 1999-10, Cl. B5, 6.5%, 2014                                                             125,990  (c)             126,130

Bank of America Mortgage Securities II:

   Ser. 2001-9, Cl. B5, 6.5%, 2016                                                              117,560  (c)             112,923

   Ser. 2001-9, Cl. B6, 6.5%, 2016                                                              117,825  (c)              56,167

Bear Stearns Mortgage Securities,

   Ser. 1995-1, Cl. 2B4, 7.4%, 2010                                                              85,359  (c)              89,916

Chase Mortgage Finance, Trust:

   Ser. 1994-E, Cl. B5, 6.25%, 2010                                                              59,836  (c)              62,512

   Ser. 1998-S5, Cl. B5, 6.5%, 2013                                                             206,660  (c)             128,646

   Ser. 1999-S3, Cl. B4, 6.25%, 2014                                                            138,886  (c)             140,202

   Ser. 1999-S6, Cl. B3, 6.25%, 2014                                                            550,184  (c)             574,048

   Ser. 1999-S6, Cl. B4, 6.25%, 2014                                                            275,092  (c)             276,153

   Ser. 1999-S7, Cl. B3, 6.25%, 2014                                                            308,105  (c)             320,908

   Ser. 1999-S13, Cl. B2, 6.25%, 2014                                                           502,773                  541,476

   Ser. 2000-S2, Cl. B3, 7.5%, 2030                                                             436,823  (c)             464,903

   Ser. 2000-S5, Cl. B3, 7.75%, 2030                                                            406,580  (c)             430,096

   Ser. 2003-S1, Cl. B4, 5.072%, 2018                                                           174,737  (c)             129,196

   Ser. 2003-S1, Cl. B5, 5.072%, 2018                                                           349,631  (c)              97,897

Countrywide Home Loans:

   Ser. 2000-5, Cl. B3, 7.75%, 2030                                                           3,986,670  (c)           4,183,301

   Ser. 2000-9, Cl. B2, 7.5% 2031                                                             2,461,816                2,524,014

   Ser. 2000-10, Cl. B3, 7.567%, 2031                                                         1,311,050  (c)           1,394,632

   Ser. 2000-10, Cl. B4, 7.567%, 2031                                                           874,033  (c)             845,868

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                   Principal
  BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Countrywide Mortgage Backed Securities,

   Ser. 1994-J, Cl. B3, 7.75%, 2024                                                             784,985                  832,658

GE Capital Mortgage Service I, REMIC:

   Ser. 1993-11, Cl. B4, 6%, 2008                                                                41,813                   43,353

   Ser. 1993-15, Cl. B3, 6%, 2008                                                               126,301  (c)             130,902

   Ser. 1994-21, Cl. B4, 6.5%, 2009                                                              92,684  (c)              96,628

   Ser. 1994-22, Cl. B2, 6%, 2009                                                                60,045                   62,315

   Ser. 1996-10, Cl. B3, 6.75%, 2011                                                            263,505  (c)             277,231

   Ser. 1998-1, Cl. B2, 6.75%, 2013                                                             344,624                  366,776

   Ser. 1999-21, Cl. B3, 6.75%, 2014                                                            591,163  (c)             606,681

   Ser. 1999-21, Cl. B4, 6.75%, 2014                                                            221,154  (c)             220,049

   Ser. 2000-5, Cl. B5, 7.25%, 2015                                                             167,465  (c)              95,036

   Ser. 2000-8, Cl. B4, 7.5%, 2015                                                              222,032  (c)             239,956

   Ser. 2000-10, Cl. B4, 7.75%, 2030                                                          1,889,703  (c)           1,957,555

GE Capital Mortgage Service II, REMIC,

   Ser. 1998-10, Cl. B4, 6.5%, 2013                                                             174,542                  177,985

MORSERV:

   Ser. 1996-1, Cl. B2, 7%, 2011                                                                401,279                  427,225

   Ser. 1996-1, Cl. B3, 7%, 2011                                                                200,640  (c)             213,613

Norwest Asset Securities:

   Ser. 1997-20, Cl. B4, 6.75%, 2012                                                            162,956  (c)             171,610

   Ser. 1998-2, Cl. B3, 6.5%, 2028                                                              433,522                  454,857

   Ser. 1998-11, Cl. B3, 6.5%, 2013                                                             573,591                  605,091

   Ser. 1998-11, Cl. B4, 6.5%, 2013                                                             688,157  (c)             725,950

   Ser. 1998-13, Cl. B4, 6.25%, 2028                                                            705,089  (c)             738,508

   Ser. 1998-18, Cl. B4, 6.25%, 2028                                                            825,360  (c)             874,709

   Ser. 1999-19, Cl. B4, 6.25%, 2014                                                            413,213  (c)             431,335

   Ser. 1999-22, Cl. B5, 6.5%, 2014                                                             250,523  (c)             251,024

   Ser. 1999-24, Cl. B4, 7%, 2029                                                             1,157,190  (c)           1,225,169

   Ser. 2000-1, Cl. B4, 7.25%, 2030                                                             583,880  (c)             621,287

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                             2,749,081  (c)           2,864,173

PNC Mortgage Securities, REMIC:

   Ser. 1998-2, Cl. III-B4, 6.75%, 2013                                                         366,879  (c)             384,526

   Ser. 1998-2, Cl. III-B5, 6.75%, 2013                                                         293,503  (c)             301,129

   Ser. 1998-2, Cl. IV-B4, 6.75%, 2027                                                          233,581  (c)             250,546

   Ser. 1998-2, Cl. IV-B5, 6.75%, 2027                                                          233,581  (c)             250,546

Prudential Home Mortgage Securities, REMIC:

   Ser. 1994-A, Cl. 5B, 6.79%, 2024                                                             497,594  (c)             516,805

   Ser. 1996-7, Cl. B2, 6.75%, 2011                                                             347,225                  365,119

   Ser. 1996-7, Cl. B3, 6.75%, 2011                                                             903,145  (c)             946,287

   Ser. 1996-7, Cl. B4, 6.75%, 2011                                                             416,490  (c)             431,964


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Residential Accredit Loans,

   Ser. 1997-QS6, Cl. B1, 7.5%, 2012                                                            244,202                  262,420

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1994, S5, Cl. B1, 6.5%, 2024                                                            668,036                  695,645

   Ser. 1997-S19, Cl. B1, 6.5%, 2012                                                            546,417  (c)             577,607

   Ser. 1997-S19, Cl. B2, 6.5%, 2012                                                            234,159  (c)             247,522

   Ser. 1997-S21, Cl. B1, 6.5%, 2012                                                            321,961  (c)             340,774

   Ser. 1998-S14, Cl. B1, 6.5%, 2013                                                            531,714  (c)             563,822

   Ser. 1998-S22, Cl. B2, 6.5%, 2013                                                            302,702                  316,816

   Ser. 1999-S23, Cl. B2, 7.25%, 2029                                                           662,855  (c)             692,291

   Ser. 1999-S23, Cl. B3, 7.25%, 2029                                                           662,586  (c)             299,820

   Ser. 2000-S13, Cl. B2, 7.75%, 2030                                                           504,888                  527,727

   Ser. 2000-S13, Cl. B3, 7.75%, 2030                                                           504,969                  205,775

   Ser. 2001-S13, Cl. B1, 6.5%, 2016                                                            498,371                  512,956

Structured Asset Securities:

   Ser. Greenpoint 1996-A, Cl. B1, 8.441%, 2027                                               1,176,027                1,259,818

   Ser. Greenpoint 1996-A, Cl. B2, 8.441%, 2027                                                 470,152                  564,182

   Ser. Greenpoint 1996-A, Cl. B4, 8.464%, 2027                                                 282,221  (c)             275,517

Washington Mutual MSC Mortgage:

   Ser. 2003-MS6, Cl. CB3, 5.966%, 2033                                                         473,046                  448,950

   Ser. 2003-MS6, Cl. CB4, 5.966%, 2033                                                         270,340  (c)             221,679

                                                                                                                      39,448,462

RETAIL STORES--.6%

Sears Roebuck Acceptance,

   Notes, 7%, 2032                                                                            7,070,000                7,243,123

STRUCTURED INDEX--9.4%

JP Morgan HYDI-BB,

   Linked Ctf. of Deposit, 7.55%, 2007                                                       25,980,392  (c,i)        27,701,593

JP Morgan HYDI-100:

   Linked Ctf. of Deposit, 8.75%, 2007                                                       25,036,800  (c,i,f)      27,071,040

   Linked Ctf. of Deposit, 9.7%, 2007                                                         5,402,449  (c,i,f)       5,929,188

Morgan Stanley TRACERS,

   Ser. 2002-5, 6.799%, 2012                                                                 52,380,000  (c,i)        58,914,981

                                                                                                                     119,616,802

TELECOMMUNICATIONS--3.2%

Bellsouth,

   Gtd. ESOP Notes, Ser. A, 9.125%, 2003                                                         53,060                   53,643

British Telecommunications,

   Notes, 8.125%, 2010                                                                        8,053,000                9,928,866

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Credit-Backed Steers Trust,

   Ser. 2001 Trust Ctfs., Ser. VZ-1, 5.565%, 2005                                             7,250,000  (c)           7,703,125

France Telecom,

   Notes, 7.75%, 2011                                                                         2,376,000                2,910,809

International Rectifier,

   Conv. Sub. Notes, 4.25%, 2007                                                              4,613,000                4,249,726

Koninklijke KPN,

   Sr. Notes, 8%, 2010                                                                        6,355,000                7,632,285

Qwest Services,

   Notes, 13.5%, 2010                                                                           937,000  (c,f)         1,044,755

Verizon Florida,

   Deb., 6.125%, 2013                                                                         6,256,000                6,939,136

                                                                                                                      40,462,345

U.S. GOVERNMENT--13.5%

U.S. Treasury Inflation Protection Securities:

   3.375%, 4/15/2032                                                                         12,639,490  (j)          14,525,251

   3.625%, 1/15/2008                                                                        107,098,909  (j)         118,491,753

U.S. Treasury Notes:

   1.625%, 3/31/2005                                                                          6,060,000                6,926,156

   2.875%, 6/30/2004                                                                         30,098,000               30,690,569

                                                                                                                     170,633,729

U.S. GOVERNMENT AGENCIES--3.3%

Federal Home Loan Banks,

   Bonds, Ser. DX07, 5.375%, 2/15/2007                                                       18,550,000               20,378,529

Federal Home Loan Mortgage Corp.,

   6%, 4/1/2014                                                                                 774,041                  811,048

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         19,328,352  (j)          20,759,207

                                                                                                                      41,948,784

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--28.3%

Federal Home Loan Mortgage Corp.:

   6.5%                                                                                      41,493,000  (k)          43,334,044

   Gtd. Multiclass Mortgage Participation Cfts.,

      REMIC (Interest Only Obligations):

         Ser. 2048, Cl. PJ, 7%, 4/15/2028                                                     1,205,722  (l)             132,629

         Ser. 2113, Cl. MI, 6.5%, 4/15/2024                                                   1,078,975  (l)               7,278


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association:

   5%                                                                                         8,235,000  (k)           8,487,156

   5.5%, 2/1/2033--4/15/2033                                                                 25,696,190               26,597,658

   6%                                                                                        14,645,000  (k)          15,244,420

   6%, 7/1/2029                                                                               1,294,646                1,350,873

   6.2%, 1/1/2011                                                                             9,733,976               10,938,282

   6.5%                                                                                      49,548,000  (k)          51,777,660

   6.5%, 6/1/2014--7/1/2029                                                                   2,251,068                2,362,818

   7%, 9/1/2014--11/1/2028                                                                      995,052                1,057,517

   7.5%, 7/1/2029                                                                               895,094                  954,671

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                     5,306,265                5,353,524

      (Interest Only Obligations):

         Ser. 1996-70, Cl. PL, 7%, 2/25/2026                                                  2,495,828  (l)              77,215

         Ser. 1997-56, Cl. PM, 7%, 6/28/2026                                                    462,148  (l)              14,650

         Ser. 1997-74, Cl. PK, 7%, 11/18/2027                                                 1,717,297  (l)             205,994

         Ser. 2001-50, Cl. LI, 6.5%, 7/25/2021                                                3,421,978  (l)              12,775

         Ser. 2002-82, Cl. IB, 5.5%, 1/25/2021                                               20,000,000  (l)           1,550,000

         Ser. 2002-92, Cl. IA, 5.5%, 5/25/2031                                               18,000,000  (l)           2,120,054

         Ser. 2003-13, Cl. PI, 5.5%, 2/25/2026                                               36,612,337  (l)           4,284,954

Government National Mortgage Association I:

      5.5%                                                                                  145,720,000  (k)         150,455,900

      6%                                                                                      7,900,000  (k)           8,260,398

      6.5%, 4/15/2029--10/15/2033                                                             2,397,918                2,594,856

      7%, 10/25/2028                                                                            581,919                  618,470

      7.5%, 8/15/2029                                                                           311,492                  332,908

      Project Loans,

         6.8%, 4/15/2040                                                                     12,532,894               14,115,172

Government National
   Mortgage Association II:

      5%, 7/20/2030                                                                           2,049,248                2,113,164

      5.25%, 4/20/2030                                                                        1,865,463                1,894,304

      7%, 5/20/2028--7/20/2031                                                                2,082,809                1,587,050

                                                                                                                     357,836,394

TOTAL BONDS AND NOTES

   (cost $1,193,325,861)                                                                                           1,240,760,737

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

PREFERRED STOCKS--2.2%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.5%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                   123,943  (m)           6,711,513

FINANCIAL--.3%

State Street,

   Cum. Conv., $13.50                                                                            19,262                3,675,575

INSURANCE--.6%

Baxter International,

   Cum. Conv., $3.50 (units)                                                                     47,664  (n)           2,109,132

Travelers Property Casualty,

   Cum. Conv., $1.125                                                                           129,369                3,169,540

TXU,

   Cum Conv., $4.0625 (units)                                                                    79,852  (o)           2,504,159

                                                                                                                       7,782,831

MINING & METALS--.1%

Kaiser Group Holdings,

   Cum., $3.85                                                                                   31,265                1,250,600

OIL & GAS--.3%

EXCO Resources,

   Cum. Conv., $1.05                                                                            196,383                3,501,509

PAPER & FOREST PRODUCTS--.2%

Temple-Island,

   Cum. Conv., $3.75                                                                             68,997                3,194,561

TELECOMMUNICATIONS--.2%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     80,039  (p)           2,321,931

TOTAL PREFERRED STOCKS

   (cost $30,614,947)                                                                                                 28,438,520
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.0%
------------------------------------------------------------------------------------------------------------------------------------

MINING & METALS;

Kaiser Group Holdings (rights)

   (cost $0)                                                                                     41,691  (q,r,s)               0


                                                                                            Face Amount
                                                                                             Covered by
OPTIONS--.0%                                                                               Contracts ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALL OPTIONS--.0%

U.S. Treasury 10 Year Future,

   May 2003 @ $99.5                                                                             282,000                  475,875

PUT OPTIONS--.0%

U.S. Treasury 10 Year Future,

   May 2003 @ $99.5                                                                             282,000                    8,813

TOTAL OPTIONS

   (cost $1,119,188)                                                                                                     484,688
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--6.2%                                                                     Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT AGENCY:

1.145%, 5/8/2003                                                                              9,456,000  (t)           9,454,014

1.148%, 6/5/2003                                                                              9,456,000  (t)           9,446,071

1.15%, 7/3/2003                                                                               9,456,000  (t)           9,438,034

1.10%, 7/24/2003                                                                             16,888,000               16,845,104

1.11%, 8/28/2003                                                                             16,956,000               16,894,280

1.11%, 9/25/2003                                                                             16,956,000               16,879,189

TOTAL SHORT-TERM INVESTMENTS

   (cost $78,956,796)                                                                                                 78,956,692
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--14.3%                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    60,341,000  (u)          60,341,000

Dreyfus Institutional Cash Advantage Plus Fund                                               60,341,000  (u)          60,341,000

Dreyfus Institutional Preferred Plus Money Market Fund                                       60,341,000  (u)          60,341,000

TOTAL OTHER INVESTMENTS

   (cost $181,023,000)                                                                                               181,023,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

INVESTMENT OF CASH COLLATERAL
    FOR SECURITIES LOANED--5.9%                                                                  Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $74,047,390)                                                                        74,047,390               74,047,390
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,559,087,182)                                                           126.6%           1,603,711,027

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (26.6%)           (337,332,826)

NET ASSETS                                                                                        100.0%           1,266,378,201


(A) PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

       CAD -- CANADIAN DOLLARS

       ISK -- ICELANDIC KRONA

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2003, THESE SECURITIES AMOUNTED TO $281,668,838 OR 22.2% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(F) ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT APRIL 30, 2003, THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $70,773,649 AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $74,047,390.

(G)PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE ICELANDIC CONSUMER PRICE INDEX.

(H)PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CANADIAN CONSUMER PRICE INDEX.

(I)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(J) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(K)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(L)  NOTIONAL FACE AMOUNT SHOWN.

(M)  WITH WARRANTS ATTACHED.

(N) UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON FEBRUARY 16, 2008 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(O) UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON MAY 16, 2006 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(P) UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(Q)  NON-INCOME PRODUCING SECURITY.

(R) THE RIGHTS ALLOW THE HOLDER TO PUT PREFERRED STOCK BACK TO THE COMPANY UNDER CERTAIN CONDITIONS.

(S) THE VALUE OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF TRUSTEES.

(T) PARTIALLY OR WHOLLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(U)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(E).

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

April 30, 2003 (Unaudited)

                                                                   Market Value                                    Unrealized
                                                                     Covered by                                 (Depreciation)
                                            Contracts              Contracts ($)         Expiration           at 4/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT
U.S. Treasury 10 Year Notes                       287                33,040,875           June 2003                   (70,628)

FINANCIAL FUTURES LONG

Standard & Poor's 500                              69                15,802,725           June 2003                   (46,747)

                                                                                                                     (117,375)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                           Cost           Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities loaned,
   valued at $70,773,649)--Note 1(c)              1,559,087,182   1,603,711,027

Cash                                                                  1,533,509

Cash denominated in foreign currencies               12,055,948      12,540,981

Receivable for investment securities sold                           105,205,074

Dividends and interest receivable                                    12,400,307

Receivable for shares of Beneficial Interest subscribed               1,511,366

Receivable on swaps--Note 4                                              34,642

Paydowns receivable                                                       1,704

Prepaid expenses                                                         36,639

                                                                  1,736,975,249
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,363,634

Payable for investment securities purchased                         390,718,252

Liability for securities loaned--Note 1(c)                           74,047,390

Payable for shares of Beneficial Interest redeemed                    3,273,211

Net unrealized depreciation on forward

  currency exchange contracts--Note 4                                   550,781

Payable for futures variation margin--Note 4                             68,615

Interest payable--Note 2                                                  1,956

Accrued expenses                                                        573,209

                                                                    470,597,048
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,266,378,201
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,264,203,438

Accumulated distributions in excess of investment income--net        (3,886,066)

Accumulated net realized gain (loss) on investments                 (38,026,744)

Accumulated net unrealized appreciation (depreciation) on
  investments and foreign currency transactions [including
  ($117,375) net unrealized (depreciation) on financial futures]     44,087,573
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,266,378,201



NET ASSET VALUE PER SHARE

                                                            Class A            Class B          Class C             Class R
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                           814,917,337       334,204,467      105,775,034          11,481,363

Shares Outstanding                                        55,331,406        22,656,226        7,195,564             779,731
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  14.73             14.75            14.70               14.72

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            33,859,480

Dividends                                                            2,354,337

Income from securities lending                                          50,764

TOTAL INCOME                                                        36,264,581

EXPENSES:

Management fee--Note 3(a)                                            4,127,578

Shareholder servicing costs--Note 3(c)                               2,929,643

Distribution fees--Note 3(b)                                         1,182,545

Custodian fees--Note 3(c)                                              116,509

Trustees' fees and expenses--Note 3(d)                                  65,675

Registration fees                                                       48,525

Professional fees                                                       41,377

Prospectus and shareholders' reports                                    18,697

Interest expense--Note 2                                                 6,288

Miscellaneous                                                           23,929

TOTAL EXPENSES                                                       8,560,766

INVESTMENT INCOME--NET                                              27,703,815
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                                 27,304,897

  Short sale transactions                                               12,500

Net realized gain (loss) on options transactions                       (58,020)

Net realized gain (loss) on financial futures                       (4,642,305)

Net realized gain (loss) on swap transactions                         (272,405)

Net realized gain (loss) on forward currency exchange contracts     (3,475,801)

NET REALIZED GAIN (LOSS)                                            18,868,866

Net unrealized appreciation (depreciation) on investments,

  foreign currency and swap transactions (including

  $452,580 net unrealized appreciation on financial futures)        52,965,498

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              71,834,364

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                99,538,179

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2003            Year Ended

                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         27,703,815            70,076,454

Net realized gain (loss) on investments        18,868,866           (56,840,523)

Net unrealized appreciation
   (depreciation) on investments               52,965,498              (326,363)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   99,538,179            12,909,568
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (22,205,747)          (53,879,990)

Class B shares                                 (6,810,237)          (13,517,100)

Class C shares                                 (2,067,958)           (4,799,830)

Class R shares                                   (229,016)             (382,571)

Net realized gain on investments:

Class A shares                                         --            (5,708,698)

Class B shares                                         --            (1,371,040)

Class C shares                                         --              (559,539)

Class R shares                                         --               (36,146)

TOTAL DIVIDENDS                               (31,312,958)          (80,254,914)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                143,285,505         1,090,132,630

Class B shares                                 29,436,365           149,902,030

Class C shares                                 14,403,984            55,966,900

Class R shares                                  3,707,510             3,972,506

Dividends reinvested:

Class A shares                                 18,016,232            48,938,688

Class B shares                                  4,295,806             9,430,507

Class C shares                                  1,028,985             2,921,294

Class R shares                                    215,332               381,836

Cost of shares redeemed:

Class A shares                               (403,079,553)       (1,006,207,024)

Class B shares                                (24,478,211)          (44,780,318)

Class C shares                                (17,124,205)          (37,300,897)

Class R shares                                   (856,114)           (1,890,352)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (231,148,364)          271,467,800

TOTAL INCREASE (DECREASE) IN NET ASSETS      (162,923,143)          204,122,454
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,429,301,344         1,225,178,890

END OF PERIOD                               1,266,378,201         1,429,301,344


                                         Six Months Ended

                                           April 30, 2003            Year Ended

                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     9,954,643            76,229,302

Shares issued for dividends reinvested          1,245,077             3,426,526

Shares redeemed                               (27,889,664)          (70,417,465)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (16,689,944)            9,238,363
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     2,038,250            10,458,842

Shares issued for dividends reinvested            296,350               659,742

Shares redeemed                                (1,695,167)           (3,146,437)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     639,433             7,972,147
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,000,716             3,919,258

Shares issued for dividends reinvested             71,233               204,797

Shares redeemed                                (1,192,353)           (2,637,526)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (120,404)            1,486,529
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       255,787               277,449

Shares issued for dividends reinvested             14,870                26,776

Shares redeemed                                   (59,528)             (132,587)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     211,129               171,638

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 24,468 CLASS B SHARES REPRESENTING $354,262 WERE AUTOMATICALLY CONVERTED TO 24,510 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 52,047 CLASS B SHARES REPRESENTING $744,078 WERE AUTOMATICALLY CONVERTED TO 52,129 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                       Six Months Ended

                                         April 30, 2003                                Year Ended October 31,
                                                                --------------------------------------------------------------------

CLASS A SHARES                               (Unaudited)           2002(a)        2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            14.02           14.75          14.26          14.31          14.40         14.86

Investment Operations:

Investment income--net                              .30(b)          .76(b)         .97            .94            .98          1.01

Net realized and unrealized
   gain (loss) on investments                       .75            (.61)           .49           (.02)          (.09)         (.45)

Total from Investment Operations                   1.05             .15           1.46            .92            .89           .56

Distributions:

Dividends from investment
   income--net                                     (.34)           (.79)          (.97)          (.97)          (.98)        (1.02)

Dividends from net realized
   gain on investments                               --            (.09)            --             --             --            --

Total Distributions                                (.34)           (.88)          (.97)          (.97)          (.98)        (1.02)

Net asset value, end of period                    14.73           14.02          14.75          14.26          14.31         14.40
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   7.52(c,d)       1.05(c)       10.42(c)        6.65(c)        6.38          3.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           1.10(e)         1.08            .99           1.00           1.04          1.02

Ratio of interest expense
   to average net assets                            .00(e,f)        .00(f)          --            .01            .14           .03

Ratio of net investment income

   to average net assets                           4.18(e)         5.32           6.56           6.60           6.80          6.76

Portfolio Turnover Rate                          388.21(d)       617.61         516.45         576.17         284.63        313.40
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  814,917       1,009,786        926,023        386,547        275,116       283,336

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THESE CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO DECREASE NET
INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE THE RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS FROM 5.49% TO 5.32%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D)   NOT ANNUALIZED.

(E)   ANNUALIZED.

(F)   AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                          Six Months Ended
                                                            April 30, 2003                       Year Ended October 31,
                                                                                   -------------------------------------------------
CLASS B SHARES                                                  (Unaudited)              2002(a)         2001            2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 14.04              14.77           14.28           14.14

Investment Operations:

Investment income--net                                                 .27(c)             .69(c)          .89             .57

Net realized and unrealized
   gain (loss) on investments                                          .75               (.61)            .49             .14

Total from Investment Operations                                      1.02                .08            1.38             .71

Distributions:

Dividends from investment income--net                                 (.31)              (.72)           (.89)           (.57)

Dividends from net realized
   gain on investments                                                  --               (.09)             --              --

Total Distributions                                                   (.31)              (.81)           (.89)           (.57)

Net asset value, end of period                                       14.75              14.04           14.77           14.28
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                   7.29(e)             .60            9.80            7.55(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               1.52(f)            1.52            1.55            1.50(f)

Ratio of net investment income

   to average net assets                                              3.73(f)            4.80            5.84            5.61(f)

Portfolio Turnover Rate                                             388.21(e)          617.61          516.45          576.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              334,204            309,167         207,482           9,842

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THESE CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO DECREASE NET
INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE THE RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS FROM 4.97% TO 4.80%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                              April 30, 2003                      Year Ended October 31,
                                                                                    ------------------------------------------------
CLASS C SHARES                                                    (Unaudited)              2002(a)         2001            2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   13.99              14.72           14.23           14.14

Investment Operations:

Investment income--net                                                   .25(c)             .66(c)          .85             .54

Net realized and unrealized
   gain (loss) on investments                                            .75               (.61)            .49             .09

Total from Investment Operations                                        1.00                .05            1.34             .63

Distributions:

Dividends from investment income--net                                   (.29)              (.69)           (.85)           (.54)

Dividends from net realized
   gain on investments                                                    --               (.09)             --              --

Total Distributions                                                     (.29)              (.78)           (.85)           (.54)

Net asset value, end of period                                         14.70              13.99           14.72           14.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                     7.18(e)             .35            9.54            6.73(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.77(f)            1.77            1.77            1.69(f)

Ratio of net investment income

   to average net assets                                                3.50(f)            4.59            5.58            5.11(f)

Portfolio Turnover Rate                                               388.21(e)          617.61          516.45          576.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                105,775            102,377          85,819           3,829

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THESE CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO DECREASE NET
INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE THE RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS FROM 4.76% TO 4.59%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                Six Months Ended
                                                                  April 30, 2003                   Year Ended October 31,
                                                                                     -----------------------------------------------
CLASS R SHARES                                                        (Unaudited)              2002(a)       2001          2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                       14.02              14.75         14.26         14.14

Investment Operations:

Investment income--net                                                       .32(c)             .81(c)       1.01           .62

Net realized and unrealized
   gain (loss) on investments                                                .75               (.60)          .48           .13

Total from Investment Operations                                            1.07                .21          1.49           .75

Distributions:

Dividends from investment income--net                                       (.37)              (.85)        (1.00)         (.63)

Dividends from net realized
   gain on investments                                                        --               (.09)           --            --

Total Distributions                                                         (.37)              (.94)        (1.00)         (.63)

Net asset value, end of period                                             14.72              14.02         14.75         14.26
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                            7.67(d)            1.49         10.67          8.03(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                      .67(e)             .65           .73          2.85(e)

Ratio of net investment income

   to average net assets                                                    4.49(e)            5.69          6.79          6.45(e)

Portfolio Turnover Rate                                                   388.21(d)          617.61        516.45        576.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     11,481              7,970         5,854             1


(A) AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED OCTOBER 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.02 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.86% TO 5.69%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Core Bond Fund (the "fund") is a separate diversified series of Dreyfus Premier Fixed Income Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Swap transactions are valued daily based upon quotations from market makers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends
from    net    realized    capital    gain,    if    any,    are    normally

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $56,638,172 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was as follows: ordinary income $80,254,914. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended April 30, 2003 was approximately $654,100, with a related weighted average annualized interest rate of 1.94%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended April 30, 2003, the Distributor retained $61,004 from commissions earned on sales of the fund' s Class A shares and $526,434 and $20,040 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $797,499 and $385,046, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $1,181,564, $398,750 and $128,348, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $343,565 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2003, the fund was charged $116,509 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended April 30, 2003, the fund derived $1,614,442 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, forward currency exchange contracts, options transactions and swap transactions during the period ended April 30, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                     5,271,732,812        5,485,625,467

Short sale transactions                   5,050,000            5,062,500

     TOTAL                            5,276,782,812        5,490,687,967

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. At April 30, 2003, there were
no    securities    sold    short    outstanding.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. At April 30, 2003, there were no written call options outstanding.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At April 30, 2003, there were no written put options outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2003, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2003:



                                             Foreign
Forward Currency                            Currency                                                                    Unrealized
  Sales Contracts                            Amounts              Proceeds ($)               Value ($)           (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES;
Canadian Dollar,
    expiring
    6/23/2003                             22,268,000               14,946,901              15,497,682                     (550,781)

The  fund  may  enter  into swap agreements to exchange the interest rate on, or return  generated by, one nominal instrument for the return generated by another
nominal    instrument.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. The following summarizes credit default swaps entered into by the fund at April 30, 2003:

                                                                   Unrealized

Notional Amount ($)                         Description       Appreciation ($)
--------------------------------------------------------------------------------

4,765,000                 Agreement with Merrill Lynch                (44,402)
                          terminating June 20, 2008 to
                         pay a fixed rate of 1.15% and
                  receive if positive (pay if negative)
                       the notional amount as a result
                  of interest payment default totaling
                       $1,000,000 or principal payment
                         default of $10,000,000 on the
                                Kroger, 5.5%, 2/1/2013

4,765,000                 Agreement with Merrill Lynch                (15,042)
                             terminating June 20, 2008
                       to pay a fixed rate of .93% and
                  receive if positive (pay if negative)
                       the notional amount as a result
                  of interest payment default totaling
                       $1,000,000 or principal payment
                             default of $10,000,000 on
                              Safeway, 5.8%, 8/15/2012

9,525,000                 Agreement with Merrill Lynch                 37,035
                          terminating June 20, 2008 to
                          pay a fixed rate of .57% and
                  receive if positive (pay if negative)
                       the notional amount as a result
                  of interest payment default totaling
               $1,000,000 or principal payment default
                              of $10,000,000 on Target,
                                      5.875%, 3/1/2012

9,525,000                 Agreement with Merrill Lynch               (237,591)
                   terminating October 15, 2007 to pay
                   a fixed rate of 1.0602% and receive
     if positive (pay if negative) the notional amount
      as a result of interest payment default totaling
               $1,000,000 or principal payment default
              of $10,000,000 on Morgan Stanley TRACERS


Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. The following summarizes total return swaps entered into by the fund at April 30, 2003:

                                                                   Unrealized

Notional Amount ($)                            Description    Appreciation ($)
--------------------------------------------------------------------------------

7,000,000                    Agreement with Merrill Lynch             355,090
                     terminating October 1, 2003 to pay 3
                       months LIBOR plus .25% and receive
                        if positive (pay if negative) the
                        total return on the Merrill Lynch
                            U.S. High Yield Cash Pay Index

Realized gains and losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At  April  30,  2003, accumulated net unrealized appreciation on investments was
$44,623,845,   consisting  of  $56,689,524  gross  unrealized  appreciation  and
$12,065,679 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier
                        Core Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  031SA0403



      Dreyfus Premier

      Corporate Bond Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Financial Futures

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                            Corporate Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Corporate Bond Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Corporate Bond Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund's Class A shares achieved a total return of 11.16%,(1) Class B shares achieved a total return of 10.89% , Class C shares achieved a total return of 10.76% and Class R shares achieved a total return of 11.30%. In comparison, the fund's benchmark, the Lehman Brothers U.S. Credit Index (the "Index"), achieved a total return of 8.77% for the same period.(2)

We attribute the fund' s strong absolute and relative performance since its inception on November 1, 2002, to its security selection strategy, which positioned the fund to benefit from rallies in the corporate bond market without encountering the credit difficulties that plagued some issuers. The corporate bond market generally benefited from issuers' attempts to shore up their balance sheets by paying down debt.

What is the fund's investment approach?

The fund seeks to maximize total return through capital appreciation and current income. To pursue this goal, the fund invests at least 80% of its assets in bonds issued by U.S. companies. Normally, at least 75% of the fund's assets will be invested in bonds rated investment grade (BBB/Baa) or the unrated equivalent as determined by Dreyfus. Although the fund may invest up to 25% of its assets in lower-rated, high-yield bonds, we seek to maintain the fund's average credit quality within the investment-grade range.

     When choosing securities, we review each issuer's credit quality and the current

LETTER FROM THE CHAIRMAN

Dear Shareholder:

START HERE

This semiannual report for Dreyfus Premier Corporate Bond Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003



DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier  Corporate Bond Fund perform  relative to its benchmark?

For the six-month period ended April 30, 2003, the fund's Class A shares achieved a total return of 11.16%,1 Class B shares achieved a total return of 10.89%, Class C shares achieved a total return of 10.76% and Class R shares achieved a total return of 11.30%. In comparison, the fund's benchmark, the Lehman Brothers U.S. Credit Index (the "Index"), achieved a total return of 8.77% for the same period.2 We attribute the fund's strong absolute and relative performance since its inception on November 1, 2002, to its security selection strategy, which positioned the fund to benefit from rallies in the corporate bond market without encountering the credit difficulties that plagued some issuers. The corporate bond market generally benefited from issuers' attempts to shore up their balance sheets by paying down debt.

What is the fund's investment approach?

The fund seeks to maximize total return through capital appreciation and current income. To pursue this goal, the fund invests at least 80% of its assets in bonds issued by U.S. companies. Normally, at least 75% of the fund's assets will be invested in bonds rated investment grade (BBB/Baa) or the unrated equivalent as determined by Dreyfus. Although the fund may invest up to 25% of its assets in lower-rated, high-yield bonds, we seek to maintain the fund's average credit quality within the investment-grade range. When choosing securities, we review each issuer's credit quality and the current state and long-term outlook of its industry or sector. Interest rate and liquidity conditions are also factors.

What other factors influenced the fund's performance?

When the reporting period and the fund's operations began, the corporate bond market had just begun to recover from a period of pronounced weakness. As investors began to look forward to potentially stronger economic growth in 2003, they increasingly turned their attention from low-yielding U.S. government securities to corporate bonds. In November 2002, corporate bonds recorded their best returns relative to U.S. Treasuries in several years. Although more robust growth failed to materialize in the opening months of 2003, corporate bonds continued to rally. Investors increasingly rewarded corporations for strengthening their balance sheets and reducing expenses. As a result, the difference in yields, or "spreads," between corporate bonds and U.S. Treasury securities continued to narrow, producing attractive levels of price appreciation. Bonds with triple-B credit ratings performed particularly well, and the fund benefited from its overweighted position in these securities relative to the Index during the reporting period. In this environment, we focused on longer-term bonds from issuers that were in the process of de-leveraging their balance sheets and producing positive cash flows. Among bonds with shorter-term maturities, we sought those selling at discounts to par. From a sector allocation standpoint, we identified a relatively large number of issuers in the telecommunications and utilities groups that met our investment criteria. Many companies in these areas have made a concerted effort to improve their financial conditions and maintain their investment-grade ratings. Finally, we maintained the fund's weighted average duration in a range that is close to that of the Index. This neutral position is designed to place greater emphasis on our security selection strategy and less on the potential impact of interest-rate changes.

What is the fund's current strategy?

We remain optimistic regarding the prospects for corporate bonds, and we have maintained our focus on issuers that are successfully de-leveraging their balance sheets. Recently, we have found a number of attractive opportunities in the insurance, media and cable, and health care sectors. The insurance industry is one of few in the U.S. economy with strong pricing power, which potentially may translate into rising earnings. Industry consolidation and strong cash flows should benefit media and cable, and improving market sentiment and positive technicals may bring better health care valuations. Of course, there can be no guarantee how any security or industry will perform in the future. May 15, 2003

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. - Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Lehman Brothers U.S Credit Index is a widely accepted, unmanaged index of publicly issued, non-convertible, dollar-denominated, investment-grade U.S. corporate and specified foreign securities, with at least $150 million par amounts outstanding and at least one year to maturity.

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



STATEMENT OF INVESTMENTS

                                                                                                 Principal
BONDS AND NOTES--92.2%                                                                           Amount(a)                Value ($)
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--3.1%

Lockheed Martin,

   Notes, 7.25%, 2006                                                                            50,000                   56,650

Northrop Grumman,

   Deb., 7.75%, 2031                                                                             50,000                   63,725

Raytheon,

   Notes, 6.5%, 2005                                                                             50,000                   54,013

                                                                                                                         174,388

AUTO MANUFACTURING--3.0%

DaimlerChrysler,

   Notes, 7.3%, 2012                                                                            100,000                  113,890

Ford Motor,

   Global Landmark Securities, 7.45%, 2031                                                       61,000                   54,440

                                                                                                                         168,330

AUTOMOTIVE, TRUCKS & PARTS--1.2%

Delphi,

   Notes, 6.125%, 2004                                                                           25,000                   25,665

Goodyear Tire & Rubber,

   Notes, 6.625%, 2006                                                                           50,000                   40,750

                                                                                                                          66,415

BANKING--2.1%

Bayer Hypo-und Vereinsbank

   Bonds, 8.741%, 2031                                                                           25,000  (b)              23,613

City National,

   Notes, 5.125%, 2013                                                                           30,000  (b)              30,172

Sovereign Bancorp,

   Sr. Notes, 10.5%, 2006                                                                        50,000                   60,750

                                                                                                                         114,535

BROADCASTING & MEDIA--7.5%

America Online,

   Conv. Sub. Notes, 0%, 2019                                                                   175,000                  105,437

COX Communications,

   Notes, 6.75%, 2011                                                                            40,000                   45,561

Clear Channel Communications,

   Notes, 4.25%, 2009                                                                            23,000                   23,136

Comcast,

   Bonds, 7.05%, 2033                                                                            16,000                   17,425

Comcast Cable Communications,

   Sr. Notes, 6.75%, 2011                                                                        50,000                   55,289



                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)               Value ($)
--------------------------------------------------------------------------------

BROADCASTING & MEDIA (CONTINUED)

Liberty Media:

   Deb., 8.25%, 2030                                                                             75,000                   85,771

   Notes, 5.7%, 2013                                                                             11,000                   10,959

TCI Communication Financing III,

   Gtd. Capital Securities, 9.65%, 2027                                                          50,000                   55,688

USA Interactive,

   Notes, 7%, 2013                                                                               18,000                   19,813

                                                                                                                         419,079

CHEMICALS--1.0%

Dow Chemical,

   Notes, 6%, 2012                                                                               50,000                   53,192

COMMERCIAL SERVICES--.5%

Cendant,

   Notes, 6.25%, 2010                                                                            24,000                   25,464

DIVERSIFIED FINANCIAL SERVICES--8.8%

Boeing Capital,

   Notes, 6.5%, 2012                                                                             50,000                   53,869

Capital One Financial,

   Sr. Notes, 7.25%, 2003                                                                        17,000                   17,368

Farmers Exchange Capital,

   Trust Surplus Note Securities, 7.05%, 2028                                                    75,000  (b)              58,250

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                       100,000                  102,303

GMAC,

   Notes, 6.875%, 2011                                                                          125,000                  127,599

General Electric Capital,

   Medium-Term Notes, Ser. A, 6.75%, 2032                                                        12,000                   13,934

IOS Capital,

   Notes, 9.75%, 2004                                                                            50,000                   51,749

MBNA,

   Sr. Notes, Ser. F, 7.5%, 2012                                                                 50,000                   57,001

Williams Holdings of Delaware,

   Notes, 6.5%, 2008                                                                              8,000                    7,480

                                                                                                                         489,553

ELECTRIC UTILITIES--11.0%

Allegheny Generating,

   Deb., 5.625%, 2003                                                                            10,000                   10,050

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                  Principal
BONDS AND NOTES (CONTINUED)                                                                       Amount(a)               Value ($)
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (CONTINUED)

American Electric Power:

   Notes, Ser. A, 6.125%, 2006                                                                   70,000                   75,663

   Putable Callable Notes, Ser. B, 5.5%, 2013                                                    50,000                   50,077

   Sr. Notes, Ser. C, 5.375%, 2010                                                               17,000                   17,755

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                       14,000                   14,630

CenterPoint Energy Houston Electric,

   Notes, 5.7%, 2013                                                                            105,000  (b)             112,136

Entergy Louisiana,

   First Mortgage, 8.5%, 2003                                                                    50,000                   50,254

Entergy Mississippi,

   First Mortgage, 4.35%, 2008                                                                   50,000                   50,189

FirstEnergy,

   Notes, Ser. B, 6.45%, 2011                                                                    25,000                   27,080

Monongahela Power,

   First Mortgage, 5%, 2006                                                                      50,000                   50,375

TXU,

   Sr. Notes, Ser. D, 5.52%, 2003                                                               100,000                  100,625

TXU Energy,

   Notes, 7%, 2013                                                                               50,000  (b)              55,332

                                                                                                                         614,166

FOOD--2.0%

Tyson Foods,

   Notes, 7.25%, 2006                                                                           100,000                  108,726

FOREIGN/GOVERNMENTAL--1.4%

Federated Republic of Brazil,

   Notes, 10%, 2007                                                                              50,000                   50,100

Province of Quebec,

   Deb., 3.3%, 2013                                                                              35,000  (c)              25,167

                                                                                                                          75,267

HEALTH CARE--4.1%

Bausch & Lomb,

   Medium-Term Notes, 5.95%, 2003                                                                50,000                   50,252

Elan Finance,

   Gtd. Sub. L.Y.O.N., 0%, 2018                                                                  25,000                   13,375

HCA:

   Notes, 7.125%, 2006                                                                           50,000                   53,790

   Notes, 7.15%, 2004                                                                            50,000                   51,608


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)               Value ($)
--------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Manor Care,

   Notes, 6.25%, 2013                                                                             7,000  (b)               7,131

Pacific Health System,

   Deb., 3%, 2032                                                                                49,000  (b)              52,736

PerkinElmer,

   Sr. Sub. Notes, 8.875%, 2013                                                                   2,000  (b)               2,165

                                                                                                                         231,057

INDUSTRIAL--3.8%

General Electric,

   Notes, 5%, 2013                                                                              101,000                  104,592

Tyco International,

   Gtd. Notes, 6.375%, 2005                                                                      25,000                   25,375

WMX Technology

   Notes, 7%, 2005                                                                               75,000                   81,245

                                                                                                                         211,212

MINING & METALS--1.7%

Freeport-McMoRan Copper & Gold,

   Sr. Notes, 7%, 2011                                                                           20,000  (b)              21,075

Noranda,

   Deb., 7%, 2005                                                                                50,000                   52,494

Placer Dome,

   Deb., Ser. B, 8.5%, 2045                                                                      20,000                   23,286

                                                                                                                          96,855

OIL & GAS--4.7%

ANR Pipeline,

   Sr. Notes, 8.875%, 2010                                                                       50,000  (b)              55,500

Aquila,

   Sr. Notes, 7%, 2004                                                                           25,000                   24,375

Coastal,

   Sr. Deb., 6.5%, 2008                                                                          19,000                   16,435

Duke Capital,

   Sr. Notes, 7.5%, 2009                                                                         50,000                   55,708

Ocean Energy,

   Sr. Notes, 7.875%, 2003                                                                       75,000                   76,219

Petro-Canada,

   Deb., 7%, 2028                                                                                16,000                   17,968

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)                Value ($)
--------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

Premcor Refining,

   Sr. Notes, 9.5%, 2013                                                                          4,000  (b)               4,480

Williams Cos.:

   Notes, 6.5%, 2006                                                                              3,000                    2,895

   Putable Asset Term Securities,

      Ser. A, 6.75%, 2006                                                                        10,000                    9,700

                                                                                                                         263,280

PAPER & FOREST PRODUCTS--3.3%

International Paper:

   Deb., 5.125%, 2012                                                                            50,000                   50,525

   Notes, 8.125%, 2005                                                                          100,000                  112,035

Rock-Tenn,

   Bonds, 5.625%, 2013                                                                           20,000                   20,285

                                                                                                                         182,845

PROPERTY-CASUALTY INSURANCE--1.7%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                           25,000                   30,814

CNA Financial,

   Notes, 6.5%, 2005                                                                             20,000                   20,595

Liberty Mutual Insurance,

   Surplus Notes, 8.5%, 2025                                                                     30,000  (b)              25,379

Markel,

   Notes, 6.8%, 2013                                                                             20,000                   20,128

                                                                                                                          96,916

REAL ESTATE INVESTMENT TRUST--2.0%

Oasis Residential,

   Notes, 7.25%, 2006                                                                            50,000                   55,488

Simon Property,

   Notes, 6.875%, 2006                                                                           50,000                   55,485

                                                                                                                         110,973

RETAIL STORES--4.0%

Dillard's,

   Notes, 6.43%, 2004                                                                            50,000                   50,750

Gap,

   Notes, 5.625%, 2003                                                                           50,000                   50,000


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)                Value ($)
--------------------------------------------------------------------------------

RETAIL STORES (CONTINUED)

Sears Roebuck Acceptance:

   Notes, 6.5%, 2028                                                                             25,000                   24,080

   Notes, 7%, 2032                                                                               45,000                   46,102

Toys R US,

   Notes, 6.875%, 2006                                                                           50,000                   52,190

                                                                                                                         223,122

STRUCTURED INDEX--18.4%

Lehman Brothers TRAINS,

   Ser. L-2002, 7.754%, 2031                                                                    118,800  (b,d,e)         142,214

Morgan Stanley TRACERS,

   Ser. 2001-1, 7.252%, 2011                                                                    192,000  (b,e)           221,522

   Ser. 2002-1, 5.878%, 2007                                                                    609,000  (b,e)           661,349

                                                                                                                       1,025,085

TECHNOLOGY--.3%

International Rectifier,

   Sub. Notes, 4.25%, 2007                                                                       17,000                   15,661

TELECOMMUNICATIONS--4.0%

AT&T,

   Sr. Notes, 7.8%, 2011                                                                         30,000                   32,979

Deutsche Telekom International Finance,

   Bonds, 9.25%, 2032                                                                            50,000                   67,871

France Telecom,

   Notes, 7.75%, 2011                                                                           100,000                  122,509

                                                                                                                         223,359

TEXTILES & APPAREL--.9%

Levi Strauss & Co.,

   Notes, 6.8%, 2003                                                                             50,000                   51,125

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--1.7%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs., REMIC,

  Ser. 2518, Cl. 1B, 5.5%, 9/15/2021

   (Interest Only Obligation)                                                                   700,000  (f)              94,500

TOTAL BONDS AND NOTES

   (cost $4,922,029)                                                                                                   5,135,105

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

PREFERRED STOCKS--5.0%                                                                           Shares                  Value ($)
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--2.9%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                     3,000  (g)             162,450

ELECTRIC UTILITIES--.2%

TXU,

   Cum Conv. 4.0625 (units)                                                                         310  (h)               9,722

FINANCIAL--.2%

State Street,

   Cum. Conv., $13.50                                                                                50                    9,541

HEALTHCARE--.2%

Baxter International,

   Cum. Conv., $3.50 (units)                                                                        184  (i)               8,142

INSURANCE--.2%

Travelers Property Casualty,

   Cum. Conv., $1.125                                                                               500                   12,250

OIL & GAS--1.1%

EXCO Resources,

   Cum. Conv., $1.05                                                                              3,500                   62,405

PAPER & FOREST PRODUCTS--.2%

Temple-Inland

   Cum. Conv. $3.75                                                                                 267                   12,362

TELECOMMUNICATIONS--.0%

Motorola,

   Cum. Conv., $3.50 (units)                                                                         75  (j)               2,176

TOTAL PREFERRED STOCKS

   (cost $265,050)                                                                                                       279,048


OTHER INVESTMENTS--6.2%                                                                          Shares                  Value ($)
--------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Advantage Fund                                                            115,667  (k)             115,667

Dreyfus Institutional Advantage Plus Fund                                                       115,666  (k)             115,667

Dreyfus Institutional Preferred Plus Money Market Fund                                          115,666  (k)             115,666

TOTAL OTHER INVESTMENTS

   (cost $347,000)                                                                                                       347,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,534,079)                                                              103.4%                5,761,153

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.4%)                (191,430)

NET ASSETS                                                                                       100.0%                5,569,723


(A) PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    CAD--CANADIAN DOLLARS

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2003, THESE SECURITIES AMOUNTED TO $1,473,054 OR 26.4% OF NET ASSETS.

(C) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CANADIAN CONSUMER
PRICE INDEX.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(F)  NOTIONAL FACE AMOUNT SHOWN.

(G)  WITH WARRANTS ATTACHED.

(H) UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON FEBRUARY 16,2008 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(I) UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON MAY 16, 2006 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(J) UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 ON NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(K)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 2(E).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

April 30, 2003 (Unaudited)

                                                                     Market Value                                      Unrealized
                                                                       Covered by                                   (Depreciation)
                                                Contracts               Contracts ($)         Expiration            at 4/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Agency                            1                115,125               June 2003                  (246)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  5,534,079    5,761,153

Cash                                                                     17,610

Receivable for investment securities sold                               141,721

Dividends and interest receivable                                        97,257

Prepaid expenses and other assets                                        36,361

Due from The Dreyfus Corporation and affiliates                           2,747

                                                                      6,056,849
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             483,702

Net unrealized depreciation on forward
  currency exchange contracts--Note 3                                     1,170

Payable for futures variation margin--Note 3                                246

Accrued expenses                                                          2,008

                                                                        487,126
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,569,723
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,137,296

Accumulated distributions in excess of investment income--net          (14,471)

Accumulated net realized gain (loss) on investments                     220,887

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions [including
  ($246) net unrealized (depreciation) on financial futures]            226,011
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,569,723


NET ASSET VALUE PER SHARE

                                                            Class A             Class B               Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                            3,891,025              568,393               553,768               556,537

Shares Outstanding                                          286,714               41,882                40,809                41,009
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 13.57                13.57                 13.57                13.57


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

From November 1, 2002 (commencement of operations)  to April 30, 2003
(Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               139,692

Dividends                                                                1,571

TOTAL INCOME                                                           141,263

EXPENSES:

Management fee--Note 2(a)                                               15,645

Registration fees                                                       27,240

Legal fees                                                              13,222

Custodian fees--Note 2(c)                                                7,346

Shareholder servicing costs--Note 2(c)                                   6,096

Distribution fees--Note 2(b)                                             3,259

Auditing fees                                                            3,061

Prospectus and shareholders' reports                                       910

Trustees' fees and expenses--Note 2(d)                                     379

Miscellaneous                                                            3,542

TOTAL EXPENSES                                                          80,700

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 2(a)                                       (49,366)

NET EXPENSES                                                            31,334

INVESTMENT INCOME--NET                                                 109,929
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           214,563

Net realized gain (loss) on financial futures                            8,895

Net realized gain (loss) on options transactions                       (1,813)

Net realized gain (loss) on forward currency exchange contracts          (758)

NET REALIZED GAIN (LOSS)                                               220,887

Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($246)
  net unrealized (depreciation) on financial futures]                  226,011

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 446,898

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   556,827

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From November 1, 2002 (commencement of operations)  to April 30, 2003
(Unaudited)

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                 109,929

Net realized gain (loss) on investments                                220,887

Net unrealized appreciation (depreciation) on investments              226,011

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        556,827
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                                        (88,894)

Class B shares                                                        (11,410)

Class C shares                                                        (10,734)

Class R shares                                                        (13,362)

TOTAL DIVIDENDS                                                      (124,400)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                       3,500,000

Class B shares                                                         513,553

Class C shares                                                         500,000

Class R shares                                                         500,000

Dividends reinvested:

Class A shares                                                          88,441

Class B shares                                                          11,350

Class C shares                                                          10,658

Class R shares                                                          13,294

INCREASE (DECREASE) IN NET ASSETS
  FROM BENEFICIAL INTEREST TRANSACTIONS                              5,137,296

TOTAL INCREASE (DECREASE) IN NET ASSETS                              5,569,723
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        5,569,723

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                            280,000

Shares issued for dividends reinvested                                   6,714

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          286,714
--------------------------------------------------------------------------------

CLASS B

Shares sold                                                             41,021

Shares issued for dividends reinvested                                     861

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           41,882
--------------------------------------------------------------------------------

CLASS C

Shares sold                                                             40,000

Shares issued for dividends reinvested                                     809

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           40,809
--------------------------------------------------------------------------------

CLASS R

Shares sold                                                             40,000

Shares issued for dividends reinvested                                   1,009

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           41,009

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from November 1, 2002 (commencement of operations) to April 30, 2003. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                   Class A Shares      Class B Shares     Class C Shares       Class R Shares
                                             ---------------------------------------------------------------------------------------

                                                       Six Months          Six Months          Six Months           Six Months
                                                            Ended               Ended               Ended                Ended
                                                   April 30, 2003      April 30, 2003      April 30, 2003        April 30, 2003
                                                      (Unaudited)          (Unaudited)          (Unaudited)           (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value,
   beginning of period                                      12.50              12.50                  12.50                12.50

Investment Operations:

Investment income--net(a)                                     .28                .25                    .23                  .30

Net realized and unrealized
   gain (loss) on investments                                1.10               1.10                   1.10                 1.10

Total from Investment Operations                             1.38               1.35                   1.33                 1.40

Distributions:

Dividends from
   investment income--net                                    (.31)              (.28)                  (.26)                (.33)

Net asset value, end of period                              13.57              13.57                  13.57                13.57
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                         11.16              10.89                  10.76                11.30
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets(c)                                  1.10               1.60                   1.85                  .85

Ratio of net investment income
   to average net assets(c)                                  4.32               3.81                   3.55                 4.57

Decrease reflected in above
   expense ratios due to
    undertakings by
   The Dreyfus Corporation(c)                                1.89               2.02                   1.87                 1.78

Portfolio Turnover Rate(b)                                 415.06             415.06                 415.06               415.06
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                              3,891                568                    554                  557

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Corporate Bond Fund (the "fund") is a separate diversified series of Dreyfus Premier Fixed Income Funds (the "Company" ), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund, which commenced operations on November 1, 2002. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned
subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund's fiscal year end is October 31. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 40,859 Class B shares and all of the outstanding shares of Class A, Class C and Class R shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward   currency   exchange   contracts  are  valued  at  the  forward  rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $512 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.


The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (" Agreement") with the Manager the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, from November 1, 2002 through October 31, 2003, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, 12b-1 distribution fees, interest expense, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .85% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $49,366 during the period ended April 30, 2003.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2003, Class B and Class C shares were charged $1,306 and $1,953, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of
these    services.    The     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B and Class C shares were charged $4,563, $653 and $651, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $34 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2003, the fund was charged $7,346 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended April 30, 2003, the fund derived $1,345 in income from these investments, which is included in dividend income in the fund's Statement of Operations.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions and forward currency exchange contracts during the period ended April 30, 2003, amounted to $23,410,543 and $18,426,320, respectively.

The following summarizes the fund' s call/put options written for the period ended April 30, 2003:



                                                                                                          Options Terminated
                                                      Face Amount                            ---------------------------------------
                                                       Covered by          Premiums                                 Net Realized
Options Written                                     Contracts ($)          Received ($)            Cost ($)              Loss ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    November 1, 2002                                           --                --

Contracts written                                       5,000,000            (1,813)

Contracts terminated;
    Expired                                             5,000,000            (1,813)                  --                 (1,813)

CONTRACTS OUTSTANDING
    APRIL 30, 2003                                             --                --


The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2003, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and
the    date    the    forward    contract    is    closed.

The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts April 30, 2003:



                                                      Foreign
      Forward Currency                               Currency                                                    Unrealized
    Exchange Contracts                                Amounts              Proceeds ($)         Value ($)     (Depreciation) ($)

-----------------------------------------------------------------------------------------------------------------------------

SALES:
Canadian Dollars,
expiring 6/23/2003                                  50,000                33,628               34,798            (1,170)



At April 30, 2003, accumulated net unrealized appreciation on investments was $227,074, consisting of $238,584 gross unrealized appreciation and $11,510 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Corporate Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  569SA0403


ITEM 2.      CODE OF ETHICS.

            Not applicable.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

            Not applicable.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      [RESERVED]

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.








                                         SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER FIXED INCOME FUNDS

By:   /s/Stephen E. Canter
      --------------------
      Stephen E. Canter
      President

Date:  June 26th, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   Stephen E. Canter
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26th, 2003

By:   /s/James Windels
      ------------------------
      James Windels
      Chief Financial Officer

Date:  June 26th, 2003





                                       EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.



                                                           [EX-99.CERT]

                                                         Exhibit (b)(1)

                                       SECTION 302 CERTIFICATIONS

      I, Stephen E. Canter, certify that:

     1. I have reviewed this report on Form N-CSR of DREYFUS PREMIER FIXED INCOME FUNDS;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date");

          c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                               By:   /s/Stephen E. Canter
                                     -----------------------
                                     Stephen E. Canter
                                     Chief Executive Officer

                               Date: June 26, 2003